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                                                                   EXHIBIT 10.41

                               THIRD AMENDMENT TO
               PCS BLOCK "C" ORGANIZATION AND FINANCING AGREEMENT
                                       AND
                   COOK INLET WESTERN WIRELESS PV/SS PCS, L.P.
                          LIMITED PARTNERSHIP AGREEMENT

                               FIRST AMENDMENT TO
                          TECHNICAL SERVICES AGREEMENT

         THIS THIRD AMENDMENT TO PCS BLOCK "C" ORGANIZATION AND FINANCING AGREEMENT AND COOK INLET WESTERN WIRELESS PV/SS PCS, L.P. LIMITED PARTNERSHIP AGREEMENT and THIS FIRST AMENDMENT TO TECHNICAL SERVICES AGREEMENT (collectively, the "Amendment") is entered into and effective as of this 30th day of July, 1996, by and among WESTERN PCS BTA I CORPORATION, a Delaware corporation ("Western BTA"), WESTERN WIRELESS CORPORATION, a Washington corporation ("WWC"), COOK INLET PV/SS PCS PARTNERS, L.P., a Delaware limited partnership ("Control Group"), COOK INLET TELECOMMUNICATIONS, INC., a Delaware corporation ("Cook Inlet"), SSPCS CORPORATION, a Delaware corporation ("SSPCS"), PROVIDENCE MEDIA PARTNERS L.P., a Delaware limited partnership ("Providence"), and COOK INLET WESTERN WIRELESS PV/SS PCS, L.P., a Delaware limited partnership ("Owner").

                                    RECITALS

         A. Western BTA, WWC's predecessor, Control Group, Cook Inlet, SSPCS and Providence are parties to that certain PCS Block "C" Organization and Financing Agreement dated November 5, 1995, as amended by that certain First Amendment to PCS BLOCK "C" Organization and Financing Agreement and Cook Inlet Western Wireless PV/SS PCS, L.P. Limited Partnership Agreement (the "First Amendment") dated April 8, 1996 and that certain Second Amendment to PCS BLOCK "C" Organization and Financing Agreement and Cook Inlet Western Wireless PV/SS PCS, L.P. Limited Partnership Agreement (the "Second Amendment") dated June 27, 1996 (together, the "Organization and Financing Agreement"), whereby the parties thereto specified certain terms with respect to the organization and financing of Cook Inlet Western Wireless PV/SS PCS, L.P. and operation of the Systems, as defined therein, and the terms of various contracts for use among the parties thereto and others in connection with such organization, financing, and operations.

         B. Control Group and Western BTA are parties to that certain Cook Inlet Western Wireless PV/SS PCS, L.P. Limited Partnership Agreement dated November 5, 1996, as amended by the First Amendment and the Second Amendment (together, the "Limited Partnership Agreement"), whereby the parties thereto formed Owner to apply to the FCC for the right to participate in the Auction and to bid and acquire Licenses, as such terms are defined therein.
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         C. Owner and WWC's predecessor are parties to that certain Technical
Services Agreement effective November 5, 1996 (the "Technical Services Agreement"), whereby Owner retained WWC to provide various technical and other services with respect to the operations of the Systems, as such term is defined therein.

         D. The Federal Communications Commission (the "FCC") has announced that it will conduct an auction (the "F Block Auction") for the issuance by the FCC of Personal Communications Services ("PCS") licenses (the "F Block Licenses") to provide radio telecommunications services using the 10 MHz band of spectrum in the "F" block in various Basic Trading Areas ("BTAs"), and the parties desire for Owner to bid on and acquire F Block Licenses for certain targeted BTAs.

         E. The parties hereto desire to amend, pursuant to the terms and conditions of this Amendment, the Organization and Financing Agreement, the Limited Partnership Agreement and the Technical Services Agreement to provide that such agreements also apply to the F Block Auction and any licenses awarded thereunder.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Recital A of the Organization and Financing Agreement hereby is amended and restated as follows:

                  A. The Federal Communications Commission (the "FCC") has announced that it will conduct one or more auctions (collectively, the "Auction") for the issuance by the FCC of Personal Communications Services ("PCS") licenses (the "Licenses") to provide radio telecommunications services in various Basic Trading Areas, as designated by the FCC ("BTAs"), using (1) the 30 MHz band of spectrum in the "C" block (1895 - 1910 MHz/1975 - 1990 MHz) and (2) the 10 MHz band of spectrum in the "F" block (1890 - 1895 MHz/1970 - 1975 MHz), and Cook Inlet, SSPCS, Providence and Western BTA desire to assist Control Group in acquiring Licenses for certain targeted BTAs.

         2. The definition of "Auction" in Article I of the Organization and Financing Agreement hereby is amended and restated as follows:

                  "Auction" means the "C" Block and "F" Block PCS auctions conducted by the FCC, as described in the Recitals to this Agreement, including any future or subsequent "C" Block or "F" Block PCS auctions conducted by the FCC following the initial auctions.

         3. The definition of "Licenses" in Article I of the Organization and Financing Agreement hereby is amended and restated as follows:

                  "Licenses" means the licenses to be issued by the FCC to provide radio telecommunications services with respect to various BTAs using either the 30

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         MHz band of spectrum in the "C" block (1895 - 1910 MHz/1975 - 1990 MHz)
         or the 10 MHz band of spectrum in the "F" block (1890 - 1895 MHz/1970 - 1975 MHz), as described in the Recitals to this Agreement.

         4. Section 2.3 of the Organization and Financing Agreement hereby is amended and restated as follows:

                           2.3 Bidding Protocol. At or after the Closing, Control Group and Western BTA shall enter into a bidding protocol with respect to the Auction for the C Block, which shall set forth the markets on which Applicant shall bid and provide for bidding procedures. Prior to the commencement of the Auction with respect to the F Block, Control Group and Western BTA shall enter into a bidding protocol with respect to such Auction, which shall set forth the markets on which Applicant shall bid and provide for bidding procedures.

         5. Recital A of the Limited Partnership Agreement hereby is amended and restated as follows:

                  A. The Federal Communications Commission (the "FCC") has announced that it will conduct one or more auctions (collectively, the "Auction") for the issuance by the FCC of Personal Communications Services ("PCS") licenses (the "Licenses") to provide radio telecommunications services in various Basic Trading Areas, as designated by the FCC ("BTAs"), using (1) the 30 MHz band of spectrum in the "C" block (1895 - 1910 MHz/1975 - 1990 MHz) and (2) the 10 MHz band of spectrum in the "F" block (1890 - 1895 MHz/1970 - 1975 MHz), and the Partnership desires to acquire Licenses for certain targeted BTAs.

         6. The definition of "Auction" in Article I of the Limited Partnership Agreement hereby is amended and restated as follows:

                  "Auction" means the "C" Block and "F" Block PCS auctions conducted by the FCC, as described in the Recitals to this Agreement, including any future or subsequent "C" Block or "F" Block PCS auctions conducted by the FCC following the initial auctions.

         7. The definition of "License" in Article I of the Limited Partnership Agreement hereby is amended and restated as follows:

                  "License" means a license issued by the FCC to provide radio telecommunications services with respect to various BTAs using either the 30 MHz band of spectrum in the "C" block (1895 - 1910 MHz/1975 - 1990 MHz) or the 10 MHz band of spectrum in the "F" block (1890 - 1895 MHz/1970 - 1975 MHz), as described in the Recitals to this Agreement, and "Licenses" means more than one License.

         8. Recital (i) of the Technical Services Agreement hereby is amended and restated as follows:

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                  (i) The Federal Communications Commission (the "FCC") has
         announced that it will conduct one or more auctions (collectively, the "Auction") for the issuance by the FCC of Personal Communications Services ("PCS") licenses (the "Licenses") to provide radio telecommunications services in various Basic Trading Areas, as designated by the FCC ("BTAs"), using (1) the 30 MHz band of spectrum in the "C" block (1895 - 1910 MHz/1975 - 1990 MHz) and (2) the 10 MHz band of spectrum in the "F" block (1890 - 1895 MHz/1970 - 1975 MHz), and the Owner desires to bid on and acquire Licenses for certain targeted BTAs;

         9. The definition of "Auction" in Article I of the Technical Services Agreement hereby is amended and restated as follows:

                  "Auction" shall have the meaning set forth in the first recital of this Agreement, namely, the "C" Block and "F" Block PCS auctions conducted by the FCC, including any future or subsequent "C" Block or "F" Block PCS auctions conducted by the FCC following the initial auctions.

         10. Except as modified by this Amendment, all respective provisions of the Organization and Financing Agreement, the Limited Partnership Agreement and the Technical Services Agreement are unchanged and remain in full force and effect and are ratified and confirmed by the parties hereto.

         11. This Amendment may be signed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

                             XXXXXXXXXXXXXXXXXXXXXXX

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WESTERN PCS BTA I CORPORATION               COOK INLET TELECOMMUNICATIONS, INC.


By  /s/  Cregg B Baumbaugh            By   /s/  Craig Floerchinger
    ------------------------------         -------------------------------------
    Its  Sr. Vice President                Its  V.P. Assistant Secretary
         -------------------------              --------------------------------

WESTERN WIRELESS CORPORATION                SSPCS CORPORATION


By  /s/  Cregg B Baumbaugh             By  /s/  Meade Sutterfield
    ------------------------------         -------------------------------------
    Its  Sr. Vice President                Its  President
    ------------------------------         -------------------------------------

COOK INLET PV/SS PCS PARTNERS, L.P.         PROVIDENCE MEDIA PARTNERS L.P.

By:  Cook Inlet Telecommunications, Inc.,   By  Providence Media GP Limited
     its General Partner                        Partnership, its General Partner

                                                By  Providence Ventures L.P.,
                                                    its General Partner

     By  /s/  Craig Floerchinger                    By  /s/  Jonathan M. Nelson
         ------------------------------                 ------------------------
         Its  V.P. Assistant Secretary                  Its
              -------------------------                     --------------------

COOK INLET WESTERN WIRELESS PV/SS PCS, L.P.

By:  Cook Inlet PV/SS PCS Partners, L.P., its
     General Partner

     By:  Cook Inlet Telecommunications, Inc.,
          its General Partner



          By  /s/  Craig Floerchinger
              ------------------------------
              Its V.P. Assistant Secretary
              ------------------------------

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